[STRONG LOGO]          P.O. Box 2936 | Milwaukee, Wisconsin 53201 www.Strong.com


                                                        October 2, 2003



                           STRONG LARGE CAP CORE FUND
                           STRONG MULTI CAP VALUE FUND
                                REMINDER NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                            FRIDAY, OCTOBER 31, 2003


Dear Shareholder:

We are writing to remind you that the Special Meeting of Shareholders is scheduled for Friday, October 31, 2003, and we have not received your vote. The Fund's records indicate that as of August 29, 2003, ("Record Date" for the meeting) you were holding shares of the Fund and have not yet issued a vote on the matters put forth. PLEASE TAKE THE TIME TO CAST YOUR VOTE NOW!

For more information about the items you are being asked to vote on, please refer to the proxy materials which were previously mailed to you. If you should have any questions regarding the meeting agenda or the execution of your proxy please call, 1-866-204-6490.

For your convenience, we have established four easy methods by which to register your vote:

1. BY PHONE: For automated phone voting, call 1-866-241-6192, available 24 hours a day. Enter the 14-digit control number located on your proxy card and follow the prompts.

2. BY INTERNET: Access HTTP://PROXY.STRONG.COM and enter the 14-digit control number printed on your proxy card.

3. BY FAX: Fax your executed proxy to us toll free, at 1-888-796-9932, anytime.


4. BY MAIL: Simply return your executed proxy in the enclosed postage paid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the special meeting moves closer, if we still have not received your proxy, you may receive a call from Alamo Direct Mail Services, Inc. asking you to exercise your right to vote. Your prompt response by voting via phone, Internet, fax or mail will help reduce proxy costs and will eliminate your receiving follow-up phone calls or mailings.

Thank you in advance for your participation.
                                                                       13454-R1

                                                                IMPORTANT NOTICE
--------------------------------------------------------------------------------

                                                                October 2, 2003


                           STRONG LARGE CAP CORE FUND
                           STRONG MULTI CAP VALUE FUND
                                REMINDER NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                            FRIDAY, OCTOBER 31, 2003

Dear Shareholder:

We are writing to remind you that the Special Meeting of Shareholders is scheduled for Friday, October 31 2003, and we have not received your vote. The Fund's records indicate that as of August 29, 2003, ("Record Date" for the meeting) you were holding shares of the Fund and have not yet issued a vote on the matters put forth. PLEASE TAKE THE TIME TO CAST YOUR VOTE NOW!

For more information about the items you are being asked to vote on, please refer to the proxy materials which were previously mailed to you. If you should have any questions regarding the meeting agenda or the execution of your proxy please call, 1-866-204-6490.


For your convenience, we have established three easy methods by which to register your vote:

1. BY PHONE: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering your control number.


2. BY INTERNET: You may cast your vote using the Internet by logging on to the Internet address located on the enclosed proxy card and following the instructions on the website.


3. BY MAIL: Simply return your executed proxy in the enclosed postage prepaid envelope.


                       DON'T HESITATE. PLEASE VOTE TODAY!


As the date of the special meeting moves closer, if we still have not received your proxy, you may receive a call from Alamo Direct Mail Services, Inc. asking you to exercise your right to vote. Your prompt response by voting via phone, Internet or mail will help reduce proxy costs and will eliminate your receiving follow-up phone calls or mailings.

Thank you in advance for your participation.

                                                                      13454-RADP